Basis of preparation and significant accounting policies - Summary of effect of IFRS 16 adoption on balance sheet (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Jan. 01, 2019	Dec. 31, 2018	Dec. 31, 2017
Assets
Right-of-use-assets	$ 16,624
Total assets	1,385,133		$ 1,086,142	$ 361,871
Liabilities
Total liabilities	$ (781,417)		$ (606,485)	$ (81,570)
IFRS 16 [Member]
Assets
Right-of-use-assets		$ 12,103
Total assets		12,103
Liabilities
Lease liabilities		(12,103)
Total liabilities		$ (12,103)